LEGG MASON GLOBAL ASSET MANAGEMENT TRUST
SUPPLEMENT DATED JULY 6, 2021
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
DATED JANUARY 29, 2021
OF QS STRATEGIC REAL RETURN FUND (THE “FUND”)

Effective August 7, 2021, QS Investors, LLC (“QS Investors”), a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), will merge with and into Franklin Advisers, Inc. (“Franklin Advisers”), also a wholly-owned subsidiary of Franklin Resources. As a result of the merger, Franklin Advisers will replace QS Investors as the adviser and a subadviser of the Fund, and the name of the Fund will change. However, the merger will not change the manner in which the Fund’s portfolio is managed, nor will it result in any change in the nature or amount of services provided by, or the fees payable to, Franklin Advisers as the adviser and a subadviser.
All changes described below are effective August 7, 2021.
The name of the Fund is changed to “Franklin Strategic Real Return Fund”.
All references to “QS Investors, LLC” in the Fund’s Summary Prospectus and Prospectus are removed and replaced with “Franklin Advisers, Inc.” and all references to “QS Investors” in the Fund’s Summary Prospectus and Prospectus are removed and replaced with “Franklin Advisers”.
The following disclosure is added to the section in the Fund’s Summary Prospectus and Prospectus titled “Management – Subadvisers”:
Effective August 7, 2021, QS Investors, LLC (“QS Investors”), an adviser and a subadviser of the fund and a wholly-owned subsidiary of Franklin Resources, merged with and into Franklin Advisers, also a wholly-owned subsidiary of Franklin Resources. As a result of the merger, all of the rights and obligations of QS Investors under the advisory agreement and the subadvisory agreement pursuant to which QS Investors provided services to the fund were transferred to Franklin Advisers and Franklin Advisers became the adviser and a subadviser of the fund. Such transfer did not result in a change of actual control or management. The transfer also did not result in any change to the nature or amount of services provided, or the fees payable, under the advisory agreement or the subadvisory agreement. In addition, the transfer will not result in any change to the manner in which the fund’s portfolio is managed.
The following disclosure replaces corresponding information regarding “QS Investors” in the second and fourth paragraphs in the section in the Fund’s Prospectus titled “More on fund management”:
Franklin Advisers has offices at One Franklin Parkway, San Mateo, CA 94403-1906.
As of May 31, 2021, Franklin Advisers had assets under management of approximately $409 billion
.
The following disclosure is added immediately after the final paragraph in the section in the Fund’s Prospectus titled “More on fund management”:
Effective August 7, 2021, QS Investors, LLC (“QS Investors”), an adviser and a subadviser of the fund and a wholly-owned subsidiary of Franklin Resources, merged with and into Franklin Advisers, also a wholly-owned subsidiary of Franklin Resources. As a result of the merger, all of the rights and obligations of QS Investors under the advisory agreement and the subadvisory agreement pursuant to which QS Investors provided services to the fund were transferred to Franklin Advisers and Franklin Advisers became the adviser and a subadviser of the fund. Such transfer did not result in a change of actual control or management. The transfer also did not result in any change to the nature or amount of services provided, or the fees payable, under the advisory agreement or the subadvisory agreement. In addition, the transfer will not result in any change to the manner in which the fund’s portfolio is managed.
Please retain this supplement for future reference.

QSIN648875